UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stryker Corporation issued a press release on January 25, 2007 announcing its fourth quarter and year end 2006 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

            In its press release, the Company made references to the following non-GAAP financial measures:  "constant currency," "adjusted net earnings" and "adjusted diluted net earnings per share."  These financial measures do not replace the presentation of the Company's reported financial results under generally accepted accounting principles (GAAP). The Company has provided these supplemental non-GAAP financial measures because they provide meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented.  Management uses these non-GAAP financial measures for reviewing the operating results of its business segments, for analyzing potential future business trends in connection with its budget process and bases certain annual bonus plans on these non-GAAP financial measures.  In order to measure the Company's sales performance on a consistent and comparable basis, it is necessary to remove the impact of changes in foreign currency exchange rates which affects the comparability and trend of sales.  In order to measure the Company's earnings performance on a consistent and comparable basis, it is necessary to exclude certain items that affect the comparability of operating results and the trend of earnings.  These items include purchased in-process research and development charges recorded in 2006 and 2005 and the additional income taxes associated with the repatriation of foreign earnings recorded in 2005.  Given the nature of these items, management believes that excluding them from certain financial metrics is more representative of the Company's past and potential future operational performance.  In addition, the Company believes investors will utilize this information to evaluate period-to-period results on a comparable basis and to better understand potential future operating results.  The Company encourages investors and other users of these financial statements to review its Consolidated Financial Statements and other publicly filed reports in their entirety and not to rely solely on any single financial measure.  Reconciliations of reported net earnings to adjusted net earnings and reported diluted net earnings per share to adjusted diluted net earnings per share before the purchased in-process research and development charges and the additional income tax expense associated with the repatriation of foreign earnings are included in the Company's press release attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release dated January 25, 2007

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    STRYKER CORPORATION

                                                                                    (Registrant)

January 25, 2007                                                         /s/  DEAN H. BERGY

Date                                                                             Dean H. Bergy

                                                                                    Vice President and

                                                                                    Chief Financial Officer

                                                                                    (Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated January 25, 2007